UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period:  August 31, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2016

Collins Long/Short Credit Fund

Institutional Class
(CCLIX)

Class A
(CLCAX)

Investment Adviser

Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Phone: 1-855-55-ALT-MF

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	13

SCHEDULE OF SECURITIES SOLD SHORT	17

STATEMENT OF ASSETS AND LIABILITIES	18

STATEMENT OF OPERATIONS	19

STATEMENT OF CHANGES IN NET ASSETS	20

FINANCIAL HIGHLIGHTS	21

NOTES TO FINANCIAL STATEMENTS	23

BASIS FOR TRUSTEES’ APPROVAL OF ADVISORY
AND SUB-ADVISORY AGREEMENTS	32

NOTICE OF PRIVACY POLICY & PRACTICES	38

ADDITIONAL INFORMATION	39

Dear Shareholder,

Enclosed please find the results for the first half of fiscal 2016 (the “fiscal period”) for the Collins Long/Short Credit Fund (the “Fund”).  For the six month period ended August 31, 2016, the Fund returned 6.32% for the Institutional Class shares and 6.19% for the Class A shares.  The Barclays US Corporate High Yield Total Return Index1 was 15.56%, while the Barclays US Aggregate Total Return Index1 was 3.68%. At the end of August, the Fund’s gross and net exposures were 60.5% and 55.8%, respectively.

Market Commentary

Most global markets continued to rally during the fiscal period, as expectations for global growth improved. These improved expectations were largely due to the reversal of the oil commodity shock earlier this year, accommodative policies in the Eurozone and the resilience of the European economy post-Brexit. While global growth remains modest, most economists now expect somewhat higher growth in 2017 than this year. Domestic high yield bonds continued their outperformance during the fiscal period despite mounting expectations of a near term rate hike.

We have not revised our view that the domestic economy remains in slow growth mode with perhaps greater growth potential over the next year due to the commodity bounce-back and healthy consumer spending. We also believe that presidential politics will take center stage through year end. While theories abound about whose policies will prove more beneficial to the markets, we make a simpler case that an expected Clinton win should represent greater stability and certainty to the markets and therefore we think that the markets will maintain a positive tailwind going into year end.

Offsetting our overall bullishness is the real probability of another very well telegraphed rate increase by year end, tightening credit spreads and somewhat heightened debt leverage in the high yield universe. We believe much of these fears are offset by the still healthy 540-basis point1 spreads available in high yield and expectations that any further rate increases will be few and far between. However, as we enter the 8th year of the current recovery cycle, we continue to believe that investing our long book in a shorter duration portfolio is prudent.

Portfolio Construction

At fiscal period’s end, our long credit book consisted of 28 individual bonds across 18 industry groups.  The average issue size of individual bonds in our portfolio was $654 million, signifying a relatively liquid portfolio, in our estimation. We had two shorts in the book at 2.4% exposure. The weighted average duration of the portfolio is 1.88 years.

Portfolio Highlights

During the fiscal period we traded out of a few names that hit our exit targets and added several new positions within a diverse group of industries.  Most of the portfolio traded up during the period, with a few flat positions and only two declines in the 2-point area.  Conversely, we had 8 positions trade up 10 or more points and several others trade up 5-10 points.  The flat positions were mainly in our very short duration trades that we expect to get called or mature within the next 18 months.  Below are some highlights of the fiscal period:

Trading Opportunity:

At the end of June, we bought a 3% position in a 5-year note of a very large pharmaceuticals company that had grown aggressively through acquisitions.  Prior to our purchase, the company’s stock had lost some 90% of its value due to federal investigations into price gouging and unlawful practices related to its distribution network.  These investigations were followed by accounting problems and delayed reporting.  After completing extensive research on the company, we reasoned that the company had a considerable liquidity runway to stabilize its operations and that it held an impressive portfolio of pharmaceuticals that likely covered its debt. After watching the saga unfold over the course of the better part of a year, we also believed that much of the bad news was out and that several positive catalysts could drive bond prices higher.  These catalysts included bringing in new senior management and filing its delayed financials without incurring significant penalties as the markets feared.  Even with a decimated stock, the market was still assigning the equity over $7 billion of value.  We decided to purchase the company’s intermediate duration notes, the 7.5% senior notes due 2021 at a price of about 91, off a high of 110 a year earlier.  As we anticipated, the company put in place new management and filed its financials over the following weeks causing our position to rally above 96.  We sold at 96.25 in early August, earning about a 6.5% total return on the position in about 6 weeks. We believe the bond had quickly traded back up to its fair value and that the company would continue to experience volatility over the coming quarters potentially creating further opportunities for us in the name.

Ultra-Short Duration:

In Mid-August, we purchased a 4% position in short dated notes of a leading waste management company. The issue was a 7.75% senior subordinated note due in February 2019 and we paid 102.25. Since the bonds have a relatively high coupon, management had been publicly stating for a while that it would look to refinance them opportunistically.  The bonds were currently callable at 101.9, but the call price was set to drop to par on 2/15/17.  This was a very interesting technical trade since we were able to buy them at a price that reflected a yield to the par drop on 2/15/17.  This yield would have been a respectable but uninteresting 3.2% for 6 month paper.  However, the company decided to call the bonds early at the higher call price of 101.9 on 11/16/16 providing us with a very healthy 6.4% yield over our 3-month holding period.

Improving Credit:

We invested in a chemical company specializing mainly in adhesives, coatings, advanced materials, paving and roofing. The company is a global leader in specialty polymers which enhance the performance and quality of its customers’ products. In January, the company nearly doubled its revenues through the $1.4 billion acquisition of another specialty chemical company in related adhesives and construction businesses, among other things.  Management has stated its strategy to use its free cash flow over the next two years to deleverage from about 5x debt/EBITDA1 currently to under 3x by year-end 2018. We believe that the company’s high margin and diversified revenue base can allow it to achieve this meaningful free cash flow. We purchased the company’s 10.5% senior notes due 2023 in May at an average price of about 106. These bonds are currently trading at about 109 and still look cheap to us given that they are yielding 9.2% to a two year call on 10/15/18. If the company delevers as expected, it would make sense for them to call the bonds at the premium price of 107.875 on that date in order to refinance at much lower rates.

Conclusion

The high yield investing landscape remains much as we surmised entering the year.  The domestic economy continues on its 7 years long slow growth path, inflation remains subdued as a result of this slow growth and global interest rates have actually trended lower.  While a single interest rate hike is probable before year end, we see no evidence of the kind of heightened economic activity that would induce the Fed to accelerate its slow and deliberate pace next year.  Excluding the extreme volatility experienced by commodity credits – particularly energy – over the past 12 months, the remainder of high yield has basically been on a slow and steady grind tighter.  However, with high yield currently still trading with 540 bps spreads, we do not see the over-exuberance that typically signals a market top.  In other words, we still see value in the space and believe that good risk adjusted returns can continue to be generated by a relatively long book over the next 6-12 months.

As a long/short manager who has generally managed the book with a fair number of shorts and even swung the portfolio net short ahead of the last downturn, it may appear odd that we have been very light on shorts over the past couple of years. Our response to this is that the current business cycle is very odd indeed; as we have been saying for quite some time, the conditions for profitable short trades has been largely absent during this perverse cycle of extreme global central bank accommodation, negative interest rates and very slow but positive economic growth. Other than having the ability to predict the dramatic crash in the price of oil last year, there have been very few short themes these past several years and defaults away from energy have remained fairly subdued by historic standards. Having said this, even as many energy/commodity credits have rallied back to their pre-oil-crash levels, oil is still trading well below its 2014 highs, which appears to present asymmetry in the sector once again. We believe that these sectors may present some fertile ground for our short book over coming months.

We plan to continue to invest mainly from the long side in shorter duration, liquid credits with positive catalysts, strong or improving fundamentals and compelling yield for the risk assumed.  This year we favored holding higher cash balances to take advantage of opportunities as they arose rather than building up both the long and short books which would leave us with less liquidity.  Given our expectations for a Clinton presidency and the favorable market conditions this may create, we have no current plans to reduce our net exposure over the next few months.

We would be happy to address any questions from our existing and prospective investors.

Sincerely,

Oren Cohen
CIO and Head Portfolio Manager,
Pinebank Asset Management2

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

1 Definitions: The Barclays US Aggregate Total Return Index is a broad base index that is often used to represent investment grade bonds being traded in the United States. The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in the U.S. The Barclays US Corporate High Yield Total Return Index measures the US Dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of the credit rating agencies is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. A basis point (bps) is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001). Put another way, a 1% change = 100 basis points, and 0.01% = 1 basis point. Points refers to shifts in the price of a bond: one point indicates a 1% change relative to the bond’s par value. For example, a bond price change from 95 to 96 would constitute a 1 point increase. Par value is the face value of a bond at maturity. Par value for a bond is typically $1000, or $100; when used in conjunction with points, $100 is assumed. Duration is a measure of the sensitivity of the price of a bond to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. EBITDA is defined as Earnings before Interest, Taxes, Depreciation and Amortization. EBITDA is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

2 Sole-subadviser to the Fund. Pinebank Asset Management is not affiliated with Quasar Distributors, LLC.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Because the Fund may invest in exchange-traded funds (ETFs) and exchange-traded notes (ETNs), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The value of ETN’s may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity. The Fund may invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund is non-diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Credit ratings are subject to change. The credit quality of investments in the portfolio does not apply to the stability or safety of the Fund or its shares. As the term implies, credit rating informs investors of a bond’s credit worthiness, or risk of default. An investment grade rating is not a guarantee that a bond will not default.

Must be preceded or accompanied by a prospectus.

Distributor: Quasar Distributors, LLC.

COLLINS LONG/SHORT CREDIT FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Class A shares only), shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/16 – 8/31/16).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund, you will pay an initial sales charge of 5.00% when you invest.  Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

COLLINS LONG/SHORT CREDIT FUND
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/16	8/31/16	3/1/16 – 8/31/16*
Actual**	$1,000.00	$1,063.20	$8.22
Hypothetical (5% return
before expenses)***	$1,000.00	$1,017.24	$8.03

*
Expenses are equal to the Fund’s annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial period). Excluding dividends, amortization and interest expense on short positions, the Fund’s annualized expense ratio would be 1.45%.

**	Excluding dividends, amortization and interest expense on short positions, your actual cost of investing in the Fund would be $7.54.
***	Excluding dividends, amortization and interest expense on short positions, your hypothetical cost of investing in the Fund would be $7.37.

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/16	8/31/16	3/1/16 – 8/31/16*
Actual**	$1,000.00	$1,061.90	$9.72
Hypothetical (5% return
before expenses)***	$1,000.00	$1,015.78	$9.50

*
Expenses are equal to the Fund’s annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial period). Excluding dividends, amortization and interest expense on short positions, the Fund’s annualized expense ratio would be 1.70%.

**	Excluding dividends, amortization and interest expense on short positions, your actual cost of investing in the Fund would be $8.84.
***	Excluding dividends, amortization and interest expense on short positions, your hypothetical cost of investing in the Fund would be $8.64.

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights
(Unaudited)

The Fund seeks absolute total returns over a complete market cycle. The Adviser believes that the Fund’s investment objective of seeking absolute total returns over a complete market cycle, typically three to five years, can be achieved primarily through a portfolio of long and short investments in credit-related instruments. The allocation of portfolio holdings as of August 31, 2016 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

Average Annual Returns as of August 31, 2016

		Since Inception
	One Year	(2/27/15)
Institutional Class Shares	2.92%	2.67%
Barclays U.S. Aggregate Total Return Bond Index	5.97%	3.45%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Growth of $1,000,000 Investment

*	Inception Date

Continued

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of August 31, 2016

		Since Inception
	One Year	(2/27/15)
Class A Shares (without sales charge)	2.70%	2.39%
Class A Shares (with sales charge)	-2.42%	-1.06%
Barclays U.S. Aggregate Total Return Bond Index	5.97%	3.45%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the inception date of the Fund’s Class A shares. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Continued

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*	Inception Date

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments

August 31, 2016 (Unaudited)

	Shares	Value

COMMON STOCKS – 0.00%

Motion Picture and Sound Recording Industries – 0.00%
Regal Entertainment Group – Class A	100	$2,138
TOTAL COMMON STOCKS (Cost $2,049)		2,138

	Principal
	Amount

CORPORATE BONDS – 58.62%

Accommodation – 2.88%
Chester Downs & Marina LLC
9.250%, 02/01/2020 (Acquired 05/23/2016 through
07/11/2016, Cost $1,105,578) (a)	$1,225,000	1,127,000

Beverage and Tobacco Product Manufacturing – 2.10%
Carolina Beverage Group LLC
10.625%, 08/01/2018 (Acquired 03/06/2015 through
07/26/2016, Cost $871,263) (a)	890,000	823,250

Broadcasting (except Internet) – 5.38%
Cablevision Systems Corp.
5.875%, 09/15/2022	1,500,000	1,417,500
CSC Holdings LLC
6.750%, 11/15/2021	400,000	428,000
Entercom Radio LLC
10.500%, 12/01/2019	250,000	262,187
		2,107,687

Chemical Manufacturing – 8.05%
Hexion, Inc.
6.625%, 04/15/2020	1,150,000	1,002,662
10.000%, 04/15/2020	710,000	696,687
Kraton Polymers LLC
10.500%, 04/15/2023 (Acquired 05/23/2016 through
08/05/2016, Cost $1,395,689) (a)	1,300,000	1,456,000
		3,155,349

Clothing and Clothing Accessories Stores – 0.80%
HT Intermediate Holdings Corp.
12.000%, 05/15/2019 (Acquired 03/09/2015 through
07/16/2015, Cost $316,371) (a)	311,000	312,555

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

August 31, 2016 (Unaudited)

	Principal
	Amount	Value

CORPORATE BONDS – 58.62% (Continued)

Credit Intermediation and Related Activities – 3.88%
Sprint Capital Corp.
6.900%, 05/01/2019	$1,500,000	$1,522,500

Food Manufacturing – 2.64%
FAGE International SA
9.875%, 02/01/2020 (Acquired 06/02/2016,
Cost $1,030,980) (a)(b)	1,000,000	1,033,928

Machinery Manufacturing – 1.58%
Cleaver-Brooks, Inc.
8.750%, 12/15/2019 (Acquired 03/04/2016 through
05/24/2016, Cost $567,384 ) (a)	588,000	618,135

Merchant Wholesalers, Nondurable Goods – 0.49%
Lansing Trade Group LLC
9.250%, 02/15/2019 (Acquired 03/12/2015, Cost $198,683) (a)	200,000	192,500

Mining (except Oil and Gas) – 0.81%
Westmoreland Coal Co.
8.750%, 01/01/2022 (Acquired 09/16/2015 through
07/11/2016, Cost $322,539) (a)	409,000	315,953

Miscellaneous Manufacturing – 4.99%
Mallinckrodt International Finance SA
5.750%, 08/01/2022 (Acquired 03/22/2016 through
05/24/2016, Cost $515,619) (a)(b)	550,000	554,813
4.750%, 04/15/2023 (b)	1,500,000	1,399,688
		1,954,501

Nursing and Residential Care Facilities – 2.62%
Kindred Healthcare, Inc.
8.750%, 01/15/2023	1,000,000	1,026,250

Paper Manufacturing – 2.52%
Beverage Packaging Holdings II
5.625%, 12/15/2016 (Acquired 03/09/2015 through
07/15/2015, Cost $357,000) (a)(b)	357,000	357,892
PaperWorks Industries, Inc.
9.500%, 08/15/2019 (Acquired 08/02/2016 through
08/04/2016, Cost $633,202) (a)	662,000	628,900
		986,792

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

August 31, 2016 (Unaudited)

	Principal
	Amount	Value

CORPORATE BONDS – 58.62% (Continued)

Primary Metal Manufacturing – 0.81%
International Wire Group, Inc.
10.750%, 08/01/2021 (Acquired 07/12/2016, Cost $317,933) (a)	$330,000	$317,213

Real Estate – 3.84%
Homefed Corp.
6.500%, 06/30/2018 (Acquired 08/03/2016 through
08/29/2016, Cost $1,502,500) (a)	1,500,000	1,503,750

Support Activities for Agriculture and Forestry – 2.69%
Argos Merger Sub, Inc.
7.125%, 03/15/2023 (Acquired 08/09/2016, Cost $1,057,416) (a)	1,000,000	1,053,750

Telecommunications – 8.10%
HC2 Holdings, Inc.
11.000%, 12/01/2019 (Acquired 03/23/2015 through
08/31/2016, Cost $1,197,710) (a)	1,265,000	1,233,375
Sprint Communications, Inc.
6.000%, 12/01/2016	375,000	379,219
9.125%, 03/01/2017	300,000	309,750
Telesat LLC
6.000%, 05/15/2017 (Acquired 03/04/2016 through
08/01/2016, Cost $1,250,000) (a)(b)	1,250,000	1,253,125
		3,175,469

Waste Management and Remediation Services – 3.92%
Casella Waste Systems, Inc.
7.750%, 02/15/2019	1,500,000	1,534,687

Wood Product Manufacturing – 0.52%
NWH Escrow Corp.
7.500%, 08/01/2021 (Acquired 03/02/2015 through
02/26/2016, Cost $266,721) (a)	305,000	205,875
Total Corporate Bonds (Cost $22,757,689)		22,967,144

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

August 31, 2016 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS – 44.02%
Fidelity Institutional Money Market Funds –
Government Portfolio, 0.261% (c)(d)	17,245,898	$17,245,898
TOTAL MONEY MARKET FUNDS (Cost $17,245,898)		17,245,898
Total Investments (Cost $40,005,636) – 102.64%		40,215,180
Liabilities in Excess of Other Assets – (2.64)%		(1,033,961)
TOTAL NET ASSETS – 100.00%		$39,181,219

Percentages are stated as a percent of net assets.

(a)
Denotes a security is either fully or partially restricted to resale.  The aggregate value of restricted securities at August 31, 2016 was $12,988,014 which represented 33.15% of net assets.  Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933 may be deemed liquid under procedures established by the Fund’s Board of Trustees.

(b)	Foreign issued security.
(c)	Variable rate security. The rate shown is as of August 31, 2016.
(d)	All or a portion of this security is pledged as collateral for securities sold short (see Note 2c).

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Securities Sold Short

August 31, 2016 (Unaudited)

	Shares	Value
SECURITIES SOLD SHORT
SPDR S&P 500 ETF Trust(1)	(3,000)	$(652,320)

	Principal
	Amount
Frontier Communications Corp.
8.875%, 09/15/2020(2)	$(250,000)	(273,437)
TOTAL SECURITIES SOLD SHORT (Proceeds $904,896)		$(925,757)

(1)	Exchange-traded fund.
(2)	Corporate bond.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Assets and Liabilities

August 31, 2016 (Unaudited)

ASSETS
Investments, at value (cost $40,005,636)	$40,215,180
Receivables:
Fund shares sold	480,128
Interest and dividends	475,840
Deposits at brokers	899,479
Other assets	17,255
TOTAL ASSETS	42,087,882
LIABILITIES
Short securities, at value (premiums received $904,896)	925,757
Payables:
Investments purchased	1,900,053
To affiliates	28,313
To advisor	4,216
Interest and dividends on short positions	10,231
Fund shares redeemed	5,000
Distribution fees – Class A	1,105
Shareholder service fees – Class A	2,003
Accrued expenses and other liabilities	29,985
TOTAL LIABILITIES	2,906,663
NET ASSETS	$39,181,219
Net assets consist of:
Paid-in capital	$38,758,172
Accumulated net investment income	210,368
Undistributed net realized gain	23,996
Net unrealized appreciation (depreciation) on:
Investments	209,544
Securities sold short	(20,861)
NET ASSETS	$39,181,219
INSTITUTIONAL CLASS SHARES
Net assets	$38,096,407
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	3,815,848
Net asset value, offering, and redemption price per share	$9.98
CLASS A SHARES
Net assets	$1,084,812
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	108,896
Net asset value, offering, and redemption price per share(1)	$9.96
Maximum offering price per share (Net asset value per
share divided by 0.9500)(2)	$10.48

(1)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.
(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Operations

For the Period Ended August 31, 2016 (Unaudited)

INVESTMENT INCOM
Dividend income	$22
Interest income	478,654
TOTAL INVESTMENT INCOME	478,676
EXPENSES
Management fees	117,774
Broker expense	51,000
Administration fees	50,624
Transfer agent fees and expenses	24,396
Federal and state registration fees	12,332
Audit and tax fees	9,568
Chief Compliance Officer fees and expenses	6,560
Legal fees	6,380
Dividend expense	6,081
Interest expenses	5,601
Pricing fees	3,636
Trustees’ fees and related expenses	2,528
Reports to shareholders	2,340
Distribution fees – Class A	1,330
Custody fees	860
Shareholder servicing fees – Class A	798
Other expenses	2,772
TOTAL EXPENSES	304,580
Less waiver of expenses by Adviser (Note 4)	(165,060)
NET EXPENSES	139,520
NET INVESTMENT INCOME	339,156
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	185,194
Securities sold short	(51,610)
133,584
Net change in unrealized appreciation (depreciation) on:
Investments	468,784
Securities sold short	(16,295)
452,489
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	586,073
NET INCREASE IN NET ASSETS FROM OPERATIONS	$925,229

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Changes in Net Assets

	Period Ended
	August 31,	Period Ended
	2016	February 29,
	(Unaudited)	2016(1)
FROM OPERATIONS
Net investment income	$339,156	$209,316
Net realized gain (loss) on:
Investments	185,194	(124,866)
Securities sold short	(51,610)	36,827
Net change in unrealized appreciation (depreciation) on:
Investments	468,784	(259,240)
Securities sold short	(16,295)	(4,566)
Net increase (decrease) in net assets form operations	925,229	(142,529)

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(176,955)	(137,894)
Net investment income – Class A	(15,504)	(7,749)
Net realized gain on investments – Institutional Class	—	(20,287)
Net realized gain on investments – Class A	—	(1,264)
Net decrease in net assets resulting from distributions paid	(192,459)	(167,194)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	30,974,216	8,211,280
Proceeds from shares sold – Class A	62,094	1,096,001
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	132,539	120,661
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	15,335	9,013
Payments for shares redeemed – Institutional Class	(700,346)	(1,033,158)
Payments for shares redeemed – Class A	(72,137)	(57,326)
Net increase in net assets from capital share transactions	30,411,701	8,346,471
TOTAL INCREASE IN NET ASSETS	31,144,471	8,036,748

NET ASSETS:
Beginning of Period	8,036,748	—
End of Period	$39,181,219	$8,036,748
ACCUMULATED NET INVESTMENT INCOME	$210,368	$63,671

(1)	The Fund became effective on February 27, 2015 and commenced investment operations on March 1, 2015.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

Institutional Class

	Period Ended
	August 31,	Period Ended
	2016	February 29,
	(Unaudited)	2016(1)
Net Asset Value, Beginning of Period	$9.54	$10.00

Income from investment operations:
Net investment income(2)	0.19	0.34
Net realized and unrealized gain (loss) on investments	0.41	(0.55)
Total from investment operations	0.60	(0.21)

Less distributions paid:
From net investment income	(0.16)	(0.22)
From net realized gain on investments	—	(0.03)
Total distributions paid	(0.16)	(0.25)

Net Asset Value, End of Period	$9.98	$9.54

Total return(3)(4)	6.32%	(2.13)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$38,096	$7,005

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	3.44%	5.94%
Excluding dividends, amortization and
interest expense on short positions(5)	3.31%	5.84%
After waivers and reimbursements of expenses(5)	1.58%	2.00%
Excluding dividends, amortization and
interest expense on short positions(5)	1.45%	1.90%
Ratio of net investment income/(loss) to average net assets:
Before waivers and reimbursements of expenses(5)(6)	2.03%	(0.47)%
After waivers and reimbursements of expenses(5)(6)	3.89%	3.47%
Portfolio turnover rate(5)(7)	64.75%	93.12%

(1)	The Fund became effective on February 27, 2015 and commenced investment operations on March 1, 2015.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	The net investment income/(loss) ratios include dividends, amortization and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

Class A

	Period Ended
	August 31,	Period Ended
	2016	February 29,
	(Unaudited)	2016(1)
Net Asset Value, Beginning of Period	$9.52	$10.00

Income from investment operations:
Net investment income(2)	0.19	0.37
Net realized and unrealized gain (loss) on investments	0.39	(0.61)
Total from investment operations	0.58	(0.24)

Less distributions paid:
From net investment income	(0.14)	(0.21)
From net realized gain on investments	—	(0.03)
Total distributions paid	(0.14)	(0.24)

Net Asset Value, End of Period	$9.96	$9.52

Total return(3)(4)	6.19%	(2.41)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,085	$1,032

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	4.21%	5.89%
Excluding dividends, amortization and
interest expense on short positions(5)	4.04%	5.80%
After waivers and reimbursements of expenses(5)	1.87%	2.18%
Excluding dividends, amortization and
interest expense on short positions(5)	1.70%	2.09%
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses(5)(6)	1.50%	0.17%
After waivers and reimbursements of expenses(5)(6)	3.84%	3.88%
Portfolio turnover rate(5)(7)	64.75%	93.12%

(1)	The Fund became effective on February 27, 2015 and commenced investment operations on March 1, 2015.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	The net investment income ratios include dividends, amortization and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements
August 31, 2016 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Collins Long/Short Credit Fund (the “Fund”) represents a distinct non-diversified series with its own investment objective and policies with the Trust.  The investment objective of the Fund is absolute total returns over a complete market cycle.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund’s inception date was February 27, 2015 and commenced investment operations on March 1, 2015 for both the Institutional Class and Class A shares.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase and 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.  Each class of shares has identical rights and privileges except with respect to distribution fees, shareholder servicing fees, sales charges, and voting rights on matters affecting a single class of shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service.  Debt securities are valued at the mean between the bid and ask prices provided by an approved independent pricing service.  Forward currency contracts are valued at the mean between the bid and asked prices by an approved pricing service.  Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.  Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2016 (Unaudited)

(“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2016 (Unaudited)

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2016:

Collins Long/Short Credit Fund

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$2,138	$—	$—	$2,138
Corporate Bonds	—	22,967,144	—	22,967,144
Short-Term Investments	17,245,898	—	—	17,245,898
Total Assets	$17,248,036	$22,967,144	$—	$40,215,180

Liabilities:
Securities Sold Short
Corporate Bonds	$—	$(273,437)	$—	$(273,437)
Exchange-Traded Funds	(652,320)	—	—	(652,320)
Total Liabilities	$(652,320)	$(273,437)	$—	$(925,757)

(1)	See the Schedule of Investments for industry classifications.

The Fund measures Level 3 securities as of the beginning and end of each financial reporting period. For the period ended August 31, 2016, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant inputs (Level 3 securities) were used in determining fair value is not applicable.

The Fund did not have any transfers between any levels for the period ended August 31, 2016. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2016 (Unaudited)

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2016 (Unaudited)

August 31, 2016, the Fund had deposits at brokers of $899,479 which served as collateral for securities sold short. The Fund’s deposits at brokers for securities sold short are with Goldman Sachs.

(d)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended February 29, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 29, 2016, the Fund did not incur any interest or penalties.

(e)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(g)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(h)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2016 (Unaudited)

assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares.  Shareholder servicing fees are expensed up to 0.15% and 0.10% of average daily net assets of the Class A shares and Institutional Class shares, respectively.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(i)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended February 29, 2016 was as follows:

Ordinary Income	$167,194
As of February 29, 2016, the components of accumulated earnings on a tax basis were as follows:
Cost basis of investments for federal income tax purposes	$5,437,636
Gross tax unrealized appreciation	42,767
Gross tax unrealized depreciation	(302,007)
Net tax unrealized depreciation on investment	$(259,240)
Net tax unrealized depreciation on short sales	(4,566)
Total net unrealized depreciation	$(263,806)
Undistributed ordinary income	63,671
Undistributed long-term capital gain	—
Total distributable earnings	$63,671
Other accumulated losses	(109,588)
Total accumulated losses	$(309,723)

At February 29, 2016, the Fund deferred, on a tax basis, late year losses of $109,588.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2016 (Unaudited)

February 29, 2016, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income/(Loss)	$(2)
Accumulated Net Realized Gain/(Loss)	$2

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at the annual rate of 1.35% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through February 27, 2018 for the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage (i.e., any expense incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.45% and 1.70% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class shares and Class A shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  The following table shows the remaining waiver or reimbursed expenses for the Fund subject to potential recovery expiring:

February 28, 2019	$236,323
August 31, 2019	$165,060

Sub-advisory services are provided to the Fund pursuant to an agreement between the Adviser and Pinebank Asset Management, LP.  Under the terms of the sub-advisory agreement, the Adviser compensates Pinebank Asset Management, LP based on the portion of the Fund’s average daily net assets which it has been allocated to manage.

(5)	Distribution and Shareholder Servicing Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Class A shares for services to prospective Fund shareholders and distribution of Fund shares. The following table details the fees incurred pursuant to the 12b-1 Plan during the period ended August 31, 2016, as well as the fees owed as of August 31, 2016.

Fees Owed	Fees Incurred
$1,105	$1,330

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2016 (Unaudited)

The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund which authorizes it to pay up to 0.10% and 0.15% of the Fund’s average daily net assets attributable to Institutional Class shares and Class A shares, respectively, to other financial institutions for shareholder servicing. The following table details the fees incurred for Class A shares pursuant to the Shareholder Serving Plan during the period ended August 31, 2016, as well as the fees owed as of August 31, 2016.

Fees Owed	Fees Incurred
$2,003	$798

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees incurred for the period ended August 31, 2016, and owed as of August 31, 2016, are as follows:

	Fees Owed	Fees Incurred
Fund Administration	$14,330	$50,624

USBFS also serves as the transfer agent to the Fund and provides pricing services to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. Fees incurred for the period ended August 31, 2016, and owed as of August 31, 2016, are as follows:

	Fees Owed	Fees Incurred
Pricing Fees	$1,506	$3,636
Transfer Agency	$8,302	$24,396
Custody	$1,225	$860

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank. Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. The Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended August 31, 2016, and owed as of August 31, 2016, is as follows:

	Fees Owed	Fees Incurred
Chief Compliance Officer	$2,950	$6,560

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2016 (Unaudited)

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class
	Period Ended	Year Ended
	August 31, 2016	February 29, 2016
Shares sold	3,139,180	826,344
Shares reinvested	13,665	12,403
Shares redeemed	(71,247)	(104,497)
Net increase	3,081,598	734,250

Class A
	Period Ended	Year Ended
	August 31, 2016	February 29, 2016
Shares sold	6,379	113,267
Shares reinvested	1,590	929
Shares redeemed	(7,459)	(5,810)
Net increase	510	108,386

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short for the Fund for the period ended August 31, 2016, were $23,583,201 and $6,647,770, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2016, National Financial Services, LLC held 28.18% of the Fund’s outstanding Institutional Class shares.  At August 31, 2016, Pershing, LLC held 78.06% of the Fund’s outstanding Class A shares.

US Bank, custodian for the Fund, and Quasar, distributor for the Fund, are wholly owned subsidiaries of U.S. Bancorp.  USBFS provides transfer agency, fund accounting and fund administration services to the Fund and is a subsidiary of US Bank.  US Bank, for the benefit of its customers, holds 50.19% of the Fund’s outstanding Institutional Class shares; therefore, since the above entities hold more than 25%, they are all considered affiliates of the Fund.

(10)	Subsequent Event

On September 15, 2016 the Fund declared and paid a distribution of $6,120.45 and $259,518.57 to the Class A and Institutional Class shareholders of record on September 14, 2016, respectively.

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited)

BASIS FOR TRUSTEES’ APPROVAL OF ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 3, 2016 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Collins Long/Short Credit Fund (the “Fund”), a series of the Trust, and Collins Capital Investments, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 15, 2016 (the “June 15, 2016 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including its oversight of investment strategies implemented by the Fund’s sub-adviser.  The Trustees also considered the qualifications, experience and responsibilities of Richard M. de Garis, the individual from the Adviser serving as the portfolio manager to the Fund, and other key personnel at Collins Capital who are involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited) (Continued)

the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program and oversight of the compliance program of the Fund’s sub-adviser.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date and one-year periods ended April 30, 2016.  In assessing the quality of the management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to a benchmark index (the Barclays U.S. Aggregate Bond Index) and a peer group of U.S. open-end long-short credit funds, as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Fund.

The Trustees noted for each of the year-to-date and one-year periods ended April 30, 2016, the Fund’s performance fell above the Morningstar Peer Group median.  The Trustees noted that the Fund underperformed its benchmark index for the year-to-date, one-year and since inception periods ended March 31, 2016.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions and that the Adviser has developed the necessary expertise and resources in selecting and managing the Fund’s sub-adviser to provide investment advisory services in accordance with the Fund’s investment objective and strategies.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group.  In reviewing the Fund’s fees and total expense structure, the Trustees took into account the Fund’s sub-adviser structure, noting that the Adviser pays the Fund’s sub-adviser out of its own management fees, and that the Fund was not directly responsible for payment of any sub-advisory fees.

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited) (Continued)

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 15, 2016 meeting and the August 3, 2016 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.35% fell at the top of the fourth quartile, higher than the Morningstar Peer Group average of 0.98%, which fell into the second quartile.  The Trustees observed that the Fund’s total expense ratio for Institutional Class shares of 1.45% fell into the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.32%, which also fell within the third quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that while the Adviser was not realizing profits in connection with its management of the Fund, the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support certain of the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the flexibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition appear to be reasonable, and in many cases may benefit the Fund.

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited) (Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2017 as being in the best interests of the Collins Long/Short Credit Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 3, 2016 to consider the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement,”) for the Fund, entered into between the Adviser and Pinebank Asset Management, LP (“Pinebank”).  The Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  The Trustees also met at a prior meeting held on June 15, 2016 (the “June 15, 2016 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreement.  In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials prepared by Pinebank (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including Pinebank’s code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Fund.  Based on their evaluation of the information provided by the Adviser and Pinebank, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of the Sub-Advisory Agreement for an additional one-year term ending August 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreement between the Adviser and Pinebank, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Pinebank to the Fund.  The Trustees considered Pinebank’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Oren Cohen, who serves as the portfolio manager for the segment of the Fund’s assets managed by Pinebank, and other key personnel at Cohanzick

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited) (Continued)

Asset Management, Pinebank’s partner firm which provides operational and compliance support services to Pinebank.  The Trustees also considered information provided by Pinebank prior to the June 15, 2016 meeting and the August 3, 2016 meeting at which the Sub-Advisory Agreement was formally considered, relating to its investment objectives and strategies for the Fund, brokerage practices and compliance and risk management program.  The Trustees also noted any services that extended beyond portfolio management.  The Trustees concluded that Pinebank had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided by Pinebank to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date and one-year periods ended April 30, 2016.  In assessing the quality of the management services delivered by Pinebank, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Morningstar Peer Group.

The Trustees noted for each of the year-to-date and one-year periods ended April 30, 2016, the Fund’s performance fell above the Morningstar Peer Group median.  The Trustees noted that the Fund underperformed its benchmark index (the Barclays Capital U.S. Aggregate Bond Index) for the year-to-date, one-year and since inception periods ended March 31, 2016.  The Trustees noted Pinebank does not manage any other accounts with investment strategies substantially similar to the Fund

After considering all of the information, the Trustees concluded that the performance obtained by Pinebank for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Pinebank’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by Collins Capital to Pinebank under the Sub-Advisory Agreement.  The Trustees noted that Collins Capital had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreement were reasonable in light of the quality of the services performed by Pinebank.  Since the sub-advisory fees are paid by Collins Capital, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Pinebank.  Consequently, the Trustees did not consider the costs of services provided by Pinebank or the profitability of Pinebank’s relationship with the Fund to be material factors for consideration given that Pinebank is not affiliated with Collins Capital and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis.  Based on all these factors, the Trustees concluded that the sub-advisory fees paid to Pinebank by Collins Capital were reasonable in light of the services provided by Pinebank.

COLLINS LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited) (Continued)

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Pinebank are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Pinebank from its association with the Fund.  The Trustees concluded that the benefits that Pinebank may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for an additional term ending August 31, 2017 as being in the best interests of the Collins Long/Short Credit Fund and its shareholders.

COLLINS LONG/SHORT CREDIT FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COLLINS LONG/SHORT CREDIT FUND
Additional Information
(Unaudited)

Tax Information

For the year ended February 29, 2016, 12.89% of taxable ordinary income distributions were designated as short-term capital gain distribution under the Internal Revenue Code Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-55-ALT-MF.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	35	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 61		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
five portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
five portfolios).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	35	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 73		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trustee, Gottex
			management firm)		Trust (an open-
			(1994–2011).		end investment
company with
one portfolio)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	35	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 54		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
five portfolios).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 59	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer,	January 24,	Services, LLC
Age: 42	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.		Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 34		2015	Services, LLC
(April 2012–
present); Research
Associate, Vista360,
LLC (May 2010–
April 2012).

Anita Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President, U.S.
Milwaukee, WI 53202	Officer, Vice	July 1,	Bancorp Fund
Age: 56	President	2014	Services, LLC
	and Anti-		(January 2014–
	Money		present); CCO
	Laundering		(2003–2013)
	Officer		and Senior
Vice President,
Ariel Investments,
LLC (2010–2013);
Vice President,
Ariel Investments,
LLC (2003–2010).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 34		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 28		2015	(2011–present).

Melissa Aguinaga	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		July 1,	Services, LLC
Age: 29		2015	(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-55-ALT-MF. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-55-ALT-MF, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-55-ALT-MF to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

COLLINS LONG/SHORT CREDIT FUND

Investment Adviser	Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(b)
(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(c)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ John Buckel
   John Buckel, President

Date  October 31, 2016

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  October 31, 2016

* Print the name and title of each signing officer under his or her signature.